================================================================================


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported): October 23, 2000


                             Billing Concepts Corp.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



           Delaware                      0-28536              74-2781950
-------------------------------    -----------------     ----------------------
 (State or Other Jurisdiction          (Commission           (IRS Employer
       of Incorporation)              File Number)        Identification No.)



    7411 John Smith Drive, Suite 200, San Antonio, Texas               78229
---------------------------------------------------------------     ------------
          (Address of Principal Executive Offices)                   (Zip Code)



       Registrant's telephone number, including area code: (210) 949-7000


================================================================================

ITEM 2.       ACQUISITION OR DISPOSITION OF ASSETS

         On October 23, 2000, Billing Concepts Corp. (the "Registrant") disposed of all of the issued and outstanding shares of capital stock of five of its wholly owned subsidiaries: Billing Concepts, Inc. ("BCI"), Enhanced Services Billing, Inc. ("ESBI"), BC Transaction Processing Services, Inc. ("BCTPS"), Aptis, Inc. ("Aptis") and Operator Service Company ("OSC," and collectively with BCI, ESBI, BCTPS and Aptis, the "Companies"). Pursuant to an Agreement and Plan of Merger dated as of September 15, 2000, as amended as of October 20, 2000 (as amended, the "Merger Agreement"), by and among the Registrant, the Companies, BC Holding I Corporation ("Buyer I"), BC Holding II Corporation ("Buyer II"), BC Holding III Corporation ("Buyer III," and collectively with Buyer I and Buyer II, the "Buyers"), BC Acquisition I Corporation ("Acquisition Sub 1"), BC Acquisition II Corporation ("Acquisition Sub 2"), BC Acquisition III Corporation ("Acquisition Sub 3") and BC Acquisition IV Corporation ("Acquisition Sub 4," and collectively with Acquisition Sub 1, Acquisition Sub 2 and Acquisition Sub 3, the "Acquisition Subs"), Acquisition Sub 1 and BCTPS merged with and into BCI, Acquisition Sub 2 merged with and into ESBI, Acquisition Sub 3 merged with and into Aptis and Acquisition Sub 4 merged with and into OSC. Each of the Buyers and Acquisition Subs is a direct or indirect subsidiary of Platinum Equity Holdings, LLC, a Delaware limited liability company ("Platinum"). Pursuant to the mergers, BCI and ESBI became wholly owned subsidiaries of Buyer I, Aptis became a wholly owned subsidiary of Buyer II and OSC became a wholly owned subsidiary of Buyer III.

         The Registrant, as sole stockholder of the Companies prior to the mergers, received consideration from the Buyers in the form of $52,500,000 in cash, subject to adjustment following the closing based on the calculation of working capital on the Companies' balance sheets as of the closing date. Pursuant to the Merger Agreement, the Registrant is also to receive up to $20,000,000 in royalties over the 36-month period commencing on the closing date, subject to the Companies meeting certain revenue targets. The Registrant has also entered into a consulting agreement with Platinum pursuant to which the Registrant will receive $7,500,000 over the two-year period commencing on the closing date as consideration for consulting services to be provided by the Registrant to Platinum during such two-year period. The amount of consideration was arrived at through negotiations between the Registrant and Platinum and was based on a variety of factors, including, but not limited to, earnings and revenue, the value of the goodwill and the nature of the teleservices industry. To the Registrant's knowledge, there is no other material relationship between Platinum and the Registrant or any of its affiliates, any director or officer of the Registrant, or any associate of any such director or officer.

         A copy of the Registrant's October 23, 2000 press release announcing the completion of the dispositions is included as exhibit 99.1 and is incorporated herein by reference.

ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(b)      Pro Forma Financial Information

                    UNAUDITED PRO FORMA FINANCIAL INFORMATION

         The following unaudited pro forma financial information gives effect to Billing Concepts Corp.'s disposition of the Companies on October 23, 2000. The unaudited pro forma condensed consolidated statements of operations for the nine months ended June 30, 2000 and the year ended September 30, 1999 include the effects of the disposition as if the disposition had occurred on October 1, 1998. The following pro forma financial information, consisting of the pro forma statements of operations, the pro forma balance sheet as of June 30, 2000, and the accompanying notes, should be read in conjunction with the historical annual and quarterly financial statements and accompanying notes of Billing Concepts Corp. and Subsidiaries.

         The pro forma financial information is presented for illustrative purposes only and is not necessarily indicative of the future results of operations of Billing Concepts Corp. after the disposition of the Companies, or of the results of operations of Billing Concepts Corp. that would have occurred had the disposition been effected on the dates described above.

                     BILLING CONCEPTS CORP. AND SUBSIDIARIES
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                  JUNE 30, 2000
                        (IN THOUSANDS, EXCEPT SHARE DATA)

                                                                               PRO FORMA       PRO FORMA
                                                             HISTORICAL       ADJUSTMENTS       RESULTS
                                                             -----------     ------------     -----------
                           ASSETS
Current assets:
Cash and cash equivalents                                    $    96,331     $   (42,111)     $    54,220
Accounts receivable, net                                          37,068         (28,149)           8,919
Purchased receivables                                             15,261         (15,261)               -
Prepaids and other                                                 3,852          (3,709)             143
                                                             -----------     -----------      -----------
   Total current assets                                          152,512         (89,230)          63,282
Property and equipment, net                                       24,934         (23,891)           1,043
Other assets, net                                                 33,136         (26,302)           6,834
Investments in equity affiliates                                  39,197               -           39,197
                                                             -----------     -----------      -----------
   Total assets                                              $   249,779     $  (139,423)     $   110,356
                                                             ===========     ===========      ===========


            LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Trade accounts payable                                       $    15,514     $   (15,431)     $        83
Accounts payable - billing customers                              96,391         (96,391)               -
Accrued liabilities                                               24,920         (24,316)             604
                                                             -----------     -----------      -----------
   Total current liabilities                                     136,825        (136,138)             687
Deferred income taxes                                              1,725          (1,725)               -
Other liabilities                                                  1,380            (726)             654
                                                             -----------     -----------      -----------
   Total liabilities                                             139,930        (138,589)           1,341
Stockholders' equity:
Preferred Stock, $0.01 par value, 10,000,000 shares
   authorized, no shares issued or outstanding at
   June 30, 2000                                                       -               -                -
Common Stock, $0.01 par value, 42,312,534 shares
   issued and outstanding at June 30, 2000                           417               -              417
Additional paid-in capital                                        88,665               -           88,665
Retained earnings                                                 21,623            (834)          20,789
Deferred compensation                                                (96)              -              (96)
Treasury stock, at cost                                             (760)              -             (760)
                                                             -----------     -----------      -----------
   Total stockholders' equity                                    109,849            (834)     $   109,015
                                                             -----------     -----------      -----------
   Total liabilities and stockholders' equity                $   249,779     $  (139,423)     $   110,356
                                                             ===========     ===========      ===========

             SEE NOTES TO UNAUDITED PRO FORMA FINANCIAL INFORMATION

                     BILLING CONCEPTS CORP. AND SUBSIDIARIES
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                     FOR THE NINE MONTHS ENDED JUNE 30, 2000
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                               PRO FORMA       PRO FORMA
                                                             HISTORICAL       ADJUSTMENTS       RESULTS
                                                             -----------     -----------      -----------
Operating revenues                                           $   111,345     $  (110,900)     $       445
Cost of revenues                                                  76,444         (76,221)             223
                                                             -----------     -----------      -----------
Gross profit                                                      34,901         (34,679)             222
Selling, general and administrative expenses                      35,547         (24,492)          11,055
Research and development                                          12,937         (12,937)               -
Advance funding program income, net                               (1,452)          1,452                -
Depreciation and amortization expense                              9,572          (8,386)           1,186
Special charges                                                    2,950          (1,216)           1,734
                                                             -----------     -----------      -----------
Income (loss) from operations                                    (24,653)         10,900          (13,753)
Other income (expense):
   Interest income, net                                            4,916          (4,907)               9
   Equity in net loss of investee                                 (6,288)              -           (6,288)
   In-process research and development of investee                (4,965)              -           (4,965)
   Other, net                                                       (321)            338               17
                                                             -----------     -----------      -----------
     Total other expense, net                                     (6,658)         (4,569)         (11,227)
                                                             -----------     -----------      -----------
Loss from continuing operations before income taxes              (31,311)          6,331          (24,980)
Benefit for income taxes                                           4,721             (40)           4,681
                                                             -----------     -----------      -----------
Net loss from continuing operations                              (26,590)          6,291          (20,299)
Discontinued operations:
   Net loss from discontinued operations                               -          (6,291)          (6,291)
   Loss on disposition of discontinued operations                      -               -                -
                                                             -----------     -----------      -----------
Net loss                                                     $   (26,590)    $         -      $   (26,590)
                                                             ===========     ===========      ===========


Basic and Diluted:

Net loss from continuing operations per common share                                          $     (0.52)
Net loss from discontinued operations per common share                                        $     (0.16)
                                                                                              -----------
Net loss per common share                                                                     $     (0.68)
                                                                                              ===========

Weighted average common shares outstanding                                                         39,367
                                                                                              ===========

             SEE NOTES TO UNAUDITED PRO FORMA FINANCIAL INFORMATION

                     BILLING CONCEPTS CORP. AND SUBSIDIARIES
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED SEPTEMBER 30, 1999
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                               PRO FORMA       PRO FORMA
                                                             HISTORICAL       ADJUSTMENTS       RESULTS
                                                             -----------     ------------     -----------
Operating revenues                                           $   181,324     $  (181,324)     $         -
Cost of revenues                                                 109,519        (109,519)               -
                                                             -----------     -----------      -----------
Gross profit                                                      71,805         (71,805)               -
Selling, general and administrative expenses                      35,311         (29,996)           5,315
Research and development                                           5,788          (5,725)              63
Advance funding program income, net                               (3,673)          3,673                -
Depreciation and amortization expense                              9,329          (9,286)              43
Special charges                                                    1,529          (1,529)               -
                                                             -----------     -----------      -----------
Income (loss) from operations                                     23,521         (28,942)          (5,421)
Other income (expense):
   Interest income, net                                            5,789          (5,789)               -
   Equity in net loss of investee                                 (1,809)              -           (1,809)
   Other, net                                                       (100)            100                -
                                                             -----------     -----------      -----------
     Total other income (expense), net                             3,880          (5,689)          (1,809)
                                                             -----------     -----------      -----------
Income (loss) from continuing operations
     before income taxes                                          27,401         (34,631)          (7,230)
Benefit (provision) for income taxes                             (11,579)         13,388            1,809
                                                             -----------     -----------      -----------
Net income (loss) from continuing operations                      15,822         (21,243)          (5,421)
Discontinued operations:
   Net income from discontinued operations                             -          21,243           21,243
   Loss on disposition of discontinued operations                      -            (834)            (834)
                                                             -----------     -----------      -----------
Net income                                                   $    15,822     $      (834)     $    14,988
                                                             ===========     ===========      ===========


Basic and Diluted:

Net loss from continuing operations per common share                                          $     (0.15)
Net income from discontinued operations per common share                                      $      0.57
Loss on disposition of discontinued operations per common share                               $     (0.02)
                                                                                              -----------
Net loss per common share                                                                     $      0.40
                                                                                              ===========

Weighted average common shares outstanding                                                         37,116
                                                                                              ===========

             SEE NOTES TO UNAUDITED PRO FORMA FINANCIAL INFORMATION

               NOTES TO UNAUDITED PRO FORMA FINANCIAL INFORMATION


Pro Forma Adjustments:

         The pro forma adjustments give effect to Billing Concepts Corp.'s disposition of the Companies on October 23, 2000 to subsidiaries of Platinum. See Item 2 for further information regarding the transaction. The pro forma adjustments consider only that portion of the consideration received at the closing of the transaction ($52,500,000 in cash).

         The pro forma adjustments for the statements of operations reflect the elimination of financial activity from the Companies' divested operations along with the pro forma effect of the disposition as if the disposition had occurred on October 1, 1998. The pro forma adjustments for the balance sheet are reflected as if the disposition had occurred on the balance sheet date.

(c)      Exhibits

        EXHIBIT NO.               DESCRIPTION
        -----------               -----------

             99.1                 Press Release, dated October 23, 2000

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       BILLING CONCEPTS CORP.



Date:  November 7, 2000                By:  /s/ David P. Tusa
                                            -----------------------------------
                                            Name:   David P. Tusa
                                            Title:  Senior Vice President and
                                                    Chief Financial Officer




                                       4
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                                  EXHIBIT INDEX


       EXHIBIT
        NUMBER          DESCRIPTION
       -------          -----------

          99.1          Press Release, dated October 23, 2000











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